UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2014 (December 11, 2014)

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 Avenue of the Americas, 43rd Floor, New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

•	Delcath Systems, Inc. (the “Company”) has announced the appointment of Dr. Dennis H. Langer, William D. Rueckert and Dr. Marco Taglietti to the Company’s Board of Directors (the “Board”). Dr. Langer will serve as a Class III director with his term expiring at the 2015 annual meeting; and Mr. Rueckert and Dr. Taglietti will both serve as Class I directors with terms expiring at the 2016 annual meeting. Concurrent with these additions, the Company also announced the resignations from the Board of Laura A. Brege, Tasos G. Konidaris, and Gabriel Leung. All changes were effective as of December 11, 2014.

•	The Board has determined that Mr. Rueckert is an independent director and a financial expert and has appointed him to serve on the Audit and Nominating and Corporate Governance Committees of the Board. Dr. Taglietti has been determined by the Board to be an independent director and has been appointed to the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee of the Board. Dr. Langer has been determined by the Board to be an independent director and a financial expert and has been appointed to the Audit and Compensation and Stock Option Committees of the Board.

•	In addition, on December 11, 2014, Messrs. Rueckert, Taglietti and Langer each received an option to purchase 30,000 shares of Company common stock under the Company’s 2009 Stock Incentive Plan (the “Plan”), vesting over three years, at an exercise price per share equal to the Fair Market Value thereof on the grant date, as determined in accordance with the Plan.

•	Finally, the Board announced that William Rueckert has been appointed to serve as the Chair of the Audit Committee and Harold Koplewicz has been appointed to serve as the Chair of the Nominating and Corporate Governance Committee.

On December 15, 2014, the Company issued a press release announcing the changes in Board composition, a copy of which release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Delcath Systems, Inc., dated December 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: December 15, 2014	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Delcath Systems, Inc., dated December 15, 2014